                              AMENDMENT AND WAIVER


          AMENDMENT AND WAIVER dated as of August 7, 1996, between: SUIZA FOODS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); each of the lenders that is a signatory hereto (individually, a "LENDER" and, collectively, the "LENDERS"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

          WHEREAS, the Company, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of July 17, 1996 (as in effect on the date hereof, the "CREDIT AGREEMENT");

          WHEREAS, the Company has announced that it proposes to acquire Swiss Dairy Corporation, a California corporation, pursuant to terms and conditions to be negotiated (the "SWISS DAIRY ACQUISITION");

          WHEREAS, the Company is also proposing an Equity Issuance (as defined in the Credit Agreement) in the amount of $10,000,000 (the "AUGUST 1996 EQUITY ISSUANCE");

          WHEREAS, in connection with the foregoing, the Company has requested certain amendments to, and waivers of the effect of, certain provisions of the Credit Agreement, and the Lenders and the Agent are willing to agree to such amendments and waivers on the terms and conditions hereof,

          Accordingly, the parties hereto agree as follows:

          Section 1. DEFINITIONS. Except as otherwise defined in this Amendment and Waiver, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. AMENDMENTS. Subject to the satisfaction of the condition precedent specified in Section 5 hereof, the

Lenders hereby agree that the Credit Agreement shall be amended as follows:

          A. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be a reference to the Credit Agreement as amended hereby.

          B. The date "August 12, 1996" in line 7 of Section 7.02 of the Credit Agreement is hereby deleted and the date "September 30, 1996" is inserted in place thereof.

          C.  The date "August 12, 1996" in lines 2 and 3 of clause (n) of
Section 10 of the Credit Agreement is hereby deleted and the date "September 30, 1996" is inserted in place thereof.

          Section 3. WAIVER. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, the Lenders hereby agree that, in the event the August 1996 Equity Issuance is completed prior to September 30, 1996, the following arrangements shall apply, the requirements of paragraphs (d) and
(f) of Section 2.09 of the Credit Agreement notwithstanding: (i) the Company shall prepay outstanding Facility A Loans in an aggregate amount equal to 100% of the Net Available Proceeds of the August 1996 Equity Issuance upon the date of the August 1996 Equity Issuance and (ii) in the event that the Company has not completed the Swiss Dairy Acquisition by September 30, 1996 on terms and conditions satisfactory to the Lenders, then on September 30, 1996, the Company will apply an amount equal to 100% of the Net Available Proceeds of the August 1996 Equity Issuance to the prepayment of the outstanding Facility B Loans in accordance with paragraph (f) of Section 2.09 of the Credit Agreement. The parties agree that nothing contained herein shall be deemed to be a present consent by the Lenders to the Swiss Dairy Acquisition or any of the terms or conditions thereof.

          Section 4. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) no Default has occurred and is continuing and (b) the representations and warranties set forth in Section 8 of the Credit Agreement and in each of the Security Documents are true and correct on the date hereof as if made on and as of the date hereof (or, if stated to have been made solely as of an earlier date, were true and correct as of such date) as if each reference (whether direct or indirect) therein to "this Agreement" included reference to this Amendment and Waiver and the Credit Agreement as amended hereby.

          Section 5. CONDITION PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 hereof and the waivers contained in Section 3 hereof shall become effective upon the condition precedent that the Agent shall have received one or more counterparts of this Amendment and Waiver executed by each of the Company and the Lenders and consented to by the Subsidiary Guarantors listed on the signature pages hereof.

          Section 6. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment and Waiver by signing any such counterpart. This Amendment and Waiver shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered as of the day and year first above written.

                              COMPANY

                              SUIZA FOODS CORPORATION


                              By
                                 -------------------------------------
                                 Title:

                              LENDERS

                              THE CHASE MANHATTAN BANK


                              By
                                 -------------------------------------
                                 Title:

                              THE FIRST NATIONAL BANK OF CHICAGO

                              By
                                 -------------------------------------
                                 Title:

                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                              By
                                 -------------------------------------
                                 Title:


                              HARRIS TRUST AND SAVINGS BANK


                              By
                                 -------------------------------------
                                 Title:

                              THE BANK OF NOVA SCOTIA


                              By
                                 -------------------------------------
                                 Title:

                              BANCO POPULAR DE PUERTO RICO


                              By
                                 -------------------------------------
                                 Title:

                              BANK OF AMERICA ILLINOIS


                              By
                                 -------------------------------------
                                 Title:

                              BANQUE PARIBAS


                              By
                                 -------------------------------------
                                 Title:


                              By
                                 -------------------------------------

                                 Title:

                              CHL HIGH YIELD LOAN PORTFOLIO (A UNIT OF
                                 CHASE MANHATTAN BANK (FORMERLY KNOWN AS
                                 CHEMICAL BANK))


                              By
                                 -------------------------------------
                                 Title:

                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By
                                 -------------------------------------
                                 Title:


                              THE FUJI BANK, LIMITED, HOUSTON AGENCY


                              By
                                 -------------------------------------
                                 Title:

                              THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                                 NEW YORK BRANCH


                              By
                                 -------------------------------------
                                 Title:

                              AGENT

                              THE CHASE MANHATTAN BANK, as Agent



                              By
                                 -------------------------------------
                                 Title:


CONSENT AND AGREEMENT

Each of the undersigned Subsidiary Guarantors hereby (1) consents to the amendments and waivers provided for in this Amendment and Waiver, (2) agrees that each reference to the Credit Agreement in each Security Document (as defined in the Credit Agreement) to which such Subsidiary Guarantor is a party shall be a reference to the Credit Agreement as amended by this Amendment and Waiver and (3) confirms its obligations under each Security Document to which it is a party after giving effect to the amendments and waivers set forth in this Amendment and Waiver.

REDDY ICE CORPORATION                   SUIZA FRUIT CORPORATION


By                                      By
  ------------------------------           ------------------------------
  Title:                                   Title:


VELDA FARMS, INC.                       NEVA PLASTICS MANUFACTURING CORP.


By                                      By
  ------------------------------           ------------------------------
  Title:                                   Title:


SUIZA MANAGEMENT CORPORATION


By
  ------------------------------

  Title:

SUIZA DAIRY CORPORATION


By
  ------------------------------
  Title: